                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934.


       Date of report (Date of earliest event reported): November 5, 1999


                          Commission File No. 0-24833



                                FUTURELINK CORP.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                  Delaware                               95-4763404
--------------------------------------------------------------------------------
      (State or Other Jurisdiction of       (I.R.S. Employer Identification No.)
       Incorporation or Organization)


     100, 6 Morgan, Irvine, California                                92618
--------------------------------------------------------------------------------
  (Address of principal executive offices)                          (ZIP Code)

                                 (949) 837-8252
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    This current Report is filed in order to provide pro forma financials not previously filed in connection with the Registrant's acquisition of CN Networks, Inc ("CNI"), and Async Technologies, Inc. ("Async").

A. On November 5, 1999, the Company completed its previously announced acquisition of CNI. Pursuant to the acquisition, CNI's shareholders received $3.9 million in cash and 1,181,816 shares of the Registrant's common stock. The Agreement and Plan of Reorganization and Merger dated September 7, 1999 (the "CNI Acquisition Agreement") pursuant to which this acquisition was completed was filed as exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on November 23, 1999. The CNI Acquisition Agreement was amended to provide that the acquisition would be effected no later than November 9, 1999 and to clarify certain terms of the CNI Acquisition Agreement. This amendment to the CNI Acquisition Agreement was filed as exhibit 2.2 to the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on November 23, 1999. This November 23, 1999 Current Report did not contain pro forma financials which are included in this report.

B. On November 26, 1999, the Registrant completed its previously announced acquisition of Async. Under the terms of this acquisition, Async's principals received $6 million in cash and 1,298,705 shares of the Registrant's common stock. Async shareholders may also earn up to an additional 519,481 shares of FutureLink common stock if Async is able to meet certain performance targets for 1999. The Agreement and Plan of Reorganization and Merger dated September 7, 1999 (the "Async Acquisition Agreement") pursuant to which this acquisition was completed was filed as exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on December 8, 1999. The Async Acquisition Agreement was amended on three occasions to provide that the acquisition would be effected no later than November 30, 1999 and to clarify certain terms of the Async Acquisition Agreement. These amendments to the Async Acquisition Agreement were filed as exhibits 2.1, 2.3 and 2.4 to the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on December 8, 1999. This December 8, 1999 Current Report did not contain pro forma financials which are included in this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) PRO FORMA FINANCIAL INFORMATION:

     Unaudited pro forma financial information for the merged companies consisting of the Registrant, Micro Visions, CNI and Async, which are based on financial statements for the 9 month period ended September 30, 1998 and for the year ended December 31, 1998, which statements also give effect to the private placement financing completed by the Registrant effective October 15, 1999, and the conversion of outstanding convertible debentures and warrants are attached hereto.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     FUTURELINK CORP.


By:  [signed: R. Kilambi]                                  Date: January 6, 2000
     --------------------------------------
     Raghu Kilambi, Chief Financial Officer

                                FUTURELINK CORP.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                            AS AT SEPTEMBER 30, 1999

 (all amounts in thousands of United States dollars except Earnings Per Share)

                                                            HISTORICAL
                                           --------------------------------------------    PRO FORMA             PRO FORMA
                                           FUTURELINK   MICRO VISIONS    CNI     ASYNC    ADJUSTMENTS   NOTES   CONSOLIDATED
                                           ----------   -------------   ------   ------   -----------   -----   ------------
ASSETS
  CURRENT
  Cash                                      $ 7,815        $  135       $  272   $   69      46,000      [6]      $ 35,381
                                                 --            --           --       --     (10,000)    [2.1]
                                                 --            --           --       --      (3,510)     [3]
                                                 --            --           --       --      (5,400)     [4]
  Accounts receivable                         1,811         4,235        1,760    1,411        (105)    [2.4]        9,112
  Other current assets                          297           594          202      316          --                  1,409
                                            -------        ------       ------   ------    --------               --------
                                              9,923         4,964        2,234    1,796      26,985                 45,902
                                            -------        ------       ------   ------    --------               --------
  Capital assets                              2,597         1,019           37      128          --                  3,782
  Other assets                                   58            44           47        7          --                    155
  Goodwill                                    6,452            --           --       --          --                 88,197
                                                 --            --           --       --      52,018     [2.3]
                                                 --            --           --       --      13,006     [3.2]
                                                 --            --           --       --      16,721     [4.3]
  Deposits                                    3,305            --           --       --          --                     (0)
                                                 --            --           --       --      (2,268)    [2.1]
                                                 --            --           --       --        (411)     [3]
                                                 --            --           --       --        (626)     [4]
                                            -------        ------       ------   ------    --------               --------
                                             12,412         1,063           84      135      78,440                 92,134
                                            -------        ------       ------   ------    --------               --------
  TOTAL ASSETS                              $22,335        $6,027       $2,318   $1,931     105,425               $138,036
                                            =======        ======       ======   ======    ========               ========
LIABILITIES
  CURRENT
  Line of credit                                 --        $1,395           --   $  324          --               $  1,719
  Accounts payable and accrued
    liabilities                             $ 2,700         3,514       $1,232    1,224        (105)    [2.4]        9,674
                                                                                                107     [2.2]
                                                                                                504     [3.2]
                                                                                                499     [4.3]
  Due to shareholders -- Async                                                                  274     [4.2]          274
  Other current liabilities                     379           712          564      304          --                  1,958
                                            -------        ------       ------   ------    --------               --------
                                              3,079         5,620        1,796    1,852       1,279                 13,625
                                            -------        ------       ------   ------    --------               --------
  Convertible debentures, net                22,170            --           --       --     (15,000)     [7]         2,503
                                                                                             (4,667)     [8]
  Other long term debt                          885            --           --       --          --                    885
                                            -------        ------       ------   ------    --------               --------
  TOTAL LIABILITIES                         $26,134        $5,620       $1,796   $1,852     (18,388)              $ 17,013
                                            -------        ------       ------   ------    --------               --------
  Paid up shares                                  3            10           10        1         (19)                     5
  Share capital and surplus                  25,501            --           --       --                            150,317
                                                                                             40,050     [2.3]
                                                                                              9,100     [3.2]
                                                                                             10,000     [4.3]
                                                                                             45,999      [6]
                                                                                             15,000      [7]
                                                                                              4,667      [8]
  (Deficit)/Retained Earnings               (29,299)          397          509       78        (985)               (29,300)
                                            -------        ------       ------   ------    --------               --------
                                             (3,796)          407          519       80     123,812                121,022
                                            -------        ------       ------   ------    --------               --------
TOTAL LIABILITIES AND SHAREHOLDERS'
  EQUITY                                    $22,338        $6,027       $2,315   $1,931     105,424               $138,036
                                            =======        ======       ======   ======    ========               ========

    See accompanying notes to the unaudited pro forma consolidated financial statements.

                                FUTURELINK CORP.

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

 (all amounts in thousands of United States dollars except Earnings Per Share)

                                                       HISTORICAL
                                     -----------------------------------------------     PRO FORMA               PRO FORMA
                                     FUTURELINK    MICRO VISIONS     CNI      ASYNC     ADJUSTMENTS    NOTES    CONSOLIDATED
                                     ----------    -------------    ------    ------    -----------    -----    ------------
REVENUES                             $   5,037        $16,557       $5,899    $6,208     $   (105)     [2.4]     $   33,597
EXPENSES
Cost of sales                            1,333          9,398        3,825     3,783           --                    18,338
Payroll, general and administration
  and other                             12,028          7,963        1,900     1,733         (105)     [2.4]         23,518
Interest expense                         7,879             19           35        30         (237)     [7.2]          7,563
                                            --             --           --        --         (163)     [8.3]
Depreciation                               522             84           25        36                                    668
Amortization                             4,756             --           --        --       12,262      [5.1]         15,025
                                            --             --           --        --       (1,993)     [8.4]
                                     ---------        -------       ------    ------     --------                ----------
                                        26,518         17,464        5,784     5,581       11,757                    65,112
                                     ---------        -------       ------    ------     --------                ----------
(LOSS) PROFIT BEFORE INCOME TAXES
  AND EXTRAORDINARY ITEM               (21,481)          (907)         115       627      (11,862)                  (31,515)
Provision for income tax                   357             --          (35)     (207)          --                       115
                                     ---------        -------       ------    ------     --------                ----------
NET (LOSS)/PROFIT BEFORE
  EXTRAORDINARY                        (21,124)          (907)          80       420      (11,862)                  (31,400)
Extraordinary item                        (845)            --           --        --           --                      (845)
                                     ---------        -------       ------    ------     --------                ----------
NET (LOSS)/PROFIT FOR THE PERIOD     $ (21,969)       $  (907)      $   80    $  420     $(11,862)               $  (32,244)
                                     =========        =======       ======    ======     ========                ==========
LOSS PER COMMON SHARE                $   (3.36)                                                                  $    (1.99)
WEIGHTED AVERAGE NUMBER OF SHARES
  OUTSTANDING [NOTE 10]              6,534,575                                                                   16,215,096

    See accompanying notes to the unaudited pro forma consolidated financial statements.

                                FUTURELINK CORP.

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1998

 (all amounts in thousands of United States dollars except Earnings Per Share)

                                                            HISTORICAL
                                           --------------------------------------------    PRO FORMA             PRO FORMA
                                           FUTURELINK   MICRO VISIONS    CNI     ASYNC    ADJUSTMENTS   NOTES   CONSOLIDATED
                                           ----------   -------------   ------   ------   -----------   -----   ------------
REVENUES                                   $   2,437       $13,669      $5,568   $6,057          --              $   27,730
EXPENSES
Cost of sales                                    880         6,775       3,179    4,095          --                  14,930
Payroll, general and administration and
  other                                        4,648         5,990       2,147    1,709          --                  14,494
Interest expense                               1,304            10          41       33          --                   1,388
Depreciation                                     119            39          83       33          --                     274
Goodwill and other amortization                  697            --          --       --    $ 16,349     [5.1]        17,046
Other                                            874            --          --       --          --                     874
                                           ---------       -------      ------   ------    --------              ----------
                                               8,522        12,814       5,451    5,871      16,349                  49,006
                                           ---------       -------      ------   ------    --------              ----------
(LOSS) PROFIT BEFORE INCOME TAXES             (6,085)          855         118      186     (16,349)                (21,276)
Provision for income taxes                       205          (178)        (37)     (60)                                (71)
                                           ---------       -------      ------   ------    --------              ----------
NET (LOSS)/PROFIT FOR THE PERIOD           $  (5,880)      $   677      $   81   $  126    $(16,349)             $  (21,347)
                                           =========       =======      ======   ======    ========              ==========
LOSS PER COMMON SHARE                      $   (1.86)                                                            $    (1.66)
WEIGHTED AVERAGE NUMBER OF SHARES
  OUTSTANDING [NOTE 10]                    3,169,314                                                             12,849,835

                                FUTURELINK CORP.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (all amounts in United States dollars unless otherwise stated)

September 30, 1999

1. The accompanying unaudited pro forma consolidated financial statements have been prepared by management from the following information:

     - unaudited financial statements of FutureLink Corp. ("FutureLink"), Executive LAN Management, Inc. ("Micro Visions"), CN Networks, Inc. ("CNI"), and Async Technologies, Inc. ("Async") as at September 30, 1999 and for the nine month period then ended;

     - audited financial statements of FutureLink, Micro Visions, CNI and Async as at December 31, 1998 and for the year then ended,

     -  other information available to the companies.

     In the opinion of FutureLink management these pro forma consolidated financial statements include all adjustments necessary for fair presentation in accordance with accounting principles generally accepted in the United States. These pro forma consolidated financial statements may not be indicative of the financial position or the results of operations that actually would have occurred if the events reflected therein had been in effect on the dates indicated nor of the financial position or the results of operations which may be obtained in the future.

     These pro forma financial statements should be read in conjunction with the audited and unaudited financial statements of the companies.

2. On June 2, 1999, FutureLink signed an Agreement and Plan of Reorganization and Merger (the "Micro Visions Agreement") with Micro Visions. The Micro Visions Agreement provided for a merger of Micro Visions with FutureLink with a subsidiary of FutureLink such that all of Micro Visions' outstanding stock shall be sold to FutureLink in exchange for $12,000,000 cash and 6,000,000 FutureLink common shares, as well as contingent consideration of 2,400,000 common shares subject to the achievement of certain targets. On October 15, 1999 the merger was completed.

     The pro forma consolidated balance sheet at September 30, 1999 gives effect to the following assumptions and transactions, as if they had occurred on September 30, 1999:

     2.1 The acquisition by FutureLink of all of the outstanding common shares of Micro Visions in exchange for cash consideration of $12,000,000 and 7,200,000 FutureLink common shares with an ascribed value of $33,375,000 based on the average share trading price at the date a definitive agreement was reached, June 2, 1999. As at September 30, 1999, $2,000,000 had been paid to the former shareholders of Micro Visions as a deposit towards the acquisition and $268,000 of acquisition costs had been incurred.

                                FUTURELINK CORP.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (all amounts in United States dollars unless otherwise stated)

September 30, 1999

     2.2 The allocation to goodwill of the estimated costs of the acquisition described in 2.1 above, in the amount of $375,000, $107,000 of which was payable and $268,000 of which had been incurred prior to September 30, 1999 and the elimination of the share capital ($10,000) and retained earnings ($397,000) of Micro Visions on its acquisition.

     2.3 Additional contingent consideration payable to the former shareholders of Micro Visions has been reflected in these pro forma consolidated financial statements to the extent the following performance criteria have been met for the period from January 1, 1999 to December 31, 1999:

           a) 1,200,000 FutureLink common shares to be issued if Micro Visions achieves sales in excess of $18,000,000;

           b) 720,000 FutureLink common shares to be issued if Micro Visions enlists 100 new customers; and

           c) 480,000 FutureLink common shares to be issued if Micro Visions installs and integrates at least 200 new servers.

           The amounts referred to in b) and c) above have been achieved and this additional consideration has been recorded as part of the purchase price in the accompanying pro forma consolidated financial statements.

           The acquisition has been accounted for in these pro forma consolidated financial statements using the purchase method, whereby the aggregate purchase price of $52,425,000 has been allocated to the net assets acquired based on their estimated fair values, as follows:

                                                                          PURCHASE PRICE
                                                                            ALLOCATION
                                                                             $(000'S)
                                                                          --------------
Net assets acquired                                                              407
Goodwill                                                                      52,018
                                                                             -------
Purchase price                                                               $52,425
                                                                             =======
Consideration:
Cash                                                                          12,000
Common shares of FutureLink - contingent consideration          33,375
Common shares of FutureLink - non contingent consideration       6,675        40,050
                                                                ------
Acquisition costs                                                                375
                                                                             -------
Total consideration                                                          $52,425
                                                                             =======

     2.4 During the nine months ending September 30, 1999, FutureLink obtained services totaling $105,000 from Micro Visions. This transaction has been eliminated by way of reducing revenues and expenses by $105,000.

                                FUTURELINK CORP.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (all amounts in United States dollars unless otherwise stated)

September 30, 1999

3. On September 7, 1999, FutureLink signed an Agreement and Plan of Reorganization and Merger (the "CNI Agreement") with CNI. The CNI Agreement provides for a merger of CNI with a subsidiary of FutureLink such that all of CNI's outstanding stock shall be sold to FutureLink in exchange for $3,900,000 cash and 1,181,816 FutureLink common shares. Prior to September 30, 1999, FutureLink paid $390,000 as a deposit towards the acquisition, and $21,000 of acquisition costs had been incurred. On November 5, 1999 the merger was completed, 1,181,816 shares were issued, and the remaining $3,510,000 cash was paid.

     The pro forma consolidated balance sheet at September 30, 1999 gives effect to the following assumptions and transactions as if they had occurred on September 30, 1999:

     3.1 The acquisition of all of the outstanding common shares of CNI in exchange for cash consideration of $3,900,000 and 1,181,816 common shares of FutureLink with an ascribed value of $9,100,000, based on the average share trading price at the date a definitive agreement was reached, September 7, 1999.

     3.2 The allocation to goodwill of the estimated costs of the acquisition described in 3.1 above, in the amount of $525,000, $504,000 of which is payable and $21,000 of which had been incurred prior to September 30, 1999 and the elimination of the share capital ($10,000) and retained earnings ($509,000) of CNI on its acquisition.

           The acquisition has been accounted for in these pro forma consolidated financial statements using the purchase method, whereby the aggregate purchase price of $13,525,000 has been allocated to the net assets acquired based on their estimated fair values, as follows:

                                                                PURCHASE PRICE
                                                                  ALLOCATION
                                                                   $(000'S)
                                                                --------------
Net assets acquired                                                    519
Goodwill                                                            13,006
                                                                    ------
Purchase price                                                      13,525
                                                                    ======
Consideration:
Cash                                                                 3,900
Common shares of FutureLink                                          9,100
Acquisition costs                                                      525
                                                                    ------
Total consideration                                                 13,525
                                                                    ======

                                FUTURELINK CORP.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (all amounts in United States dollars unless otherwise stated)

September 30, 1999

4. On September 7, 1999, FutureLink signed an Agreement and Plan of Reorganization and Merger (the "Async Agreement") with Async and Async Technical Institute, Inc. ("ATII"). The Async Agreement provides for an initial merger of Async and ATII, with Async being the surviving entity, and then a subsequent merger of Async with a subsidiary of FutureLink such that Async's outstanding stock shall be sold to FutureLink in exchange for $6,000,000 cash and 1,298,705 FutureLink common shares. Prior to September 30, 1999, FutureLink paid $600,000 as a deposit towards the acquisition, and $26,000 of acquisition costs had been incurred. On November 29, 1999 the merger was completed, 1,181,816 shares were issued and the remaining $5,400,000 cash was paid.

     The pro forma consolidated balance sheet at September 30, 1999 gives effect to the following assumptions and transactions as if they had occurred on September 30, 1999:

     4.1 The acquisition of all of the outstanding common shares of Async in exchange for cash consideration of $6,000,000 and 1,298,705 common shares of FutureLink with an ascribed value of $10,000,000 based on the average share trading price at the date the definitive agreement was reached, September 7, 1999.

     4.2 The accrual and distribution of the estimated amount to be paid by Async to former shareholders in the amount of $274,000 relating to the income tax owing by former shareholders for income earned by Async to September 30, 1999. Prior to acquisition, Async was a Subchapter S Corporation as defined by the Internal Revenue Code and therefore the net income of Async is passed through and taxable to the individual shareholders of Async. The income taxes owing on such income will be paid by way of an equal distribution from Async to such former shareholders.

     4.3 The allocation to goodwill of the estimated costs of the acquisition described in 4.1 above, in the amount of $525,000 of which $499,000 is accrued at and $26,000 incurred as at September 30, 1999 and the elimination of the share capital of Async and ATII ($1,000 and $100, respectively) and retained earnings ($78,000) of Async and ATII on their acquisition.

           The acquisition has been accounted for in these pro forma consolidated financial statements using the purchase method, whereby the aggregate purchase price of $16,525,000 has been allocated to the net assets acquired based on their estimated fair values, as follows:

                                                                PURCHASE PRICE
                                                                  ALLOCATION
                                                                   $(000'S)
                                                                --------------
Net assets acquired                                                     78
Accrual for distribution to shareholders for income taxes             (274)
Goodwill                                                            16,721
                                                                    ------
Purchase price                                                      16,525
                                                                    ======
Consideration:
Cash                                                                 6,000
Common shares of FutureLink                                         10,000
Acquisition costs                                                      525
                                                                    ------
Total consideration                                                 16,525
                                                                    ======

                                FUTURELINK CORP.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (all amounts in United States dollars unless otherwise stated)

September 30, 1999

     4.4 Additional contingent consideration payable to the former shareholders of Async has not been reflected in these pro forma consolidated financial statements as the outcome of the contingency cannot be reasonably determined at this time. The additional share consideration, which will be recorded as additional purchase price consideration (goodwill) if and when it becomes payable, is based upon the achievement of gross revenue in excess of $8,000,000 during the period from January 1, 1999 to December 31, 1999. The additional consideration is equal to 2.6 FutureLink common shares for every dollar of gross revenue in excess of $8,000,000 to a maximum of 516,129 shares.

5. The pro forma consolidated statements of income for the nine month period ended September 30, 1999 and the year ended December 31, 1998 give effect to the acquisition of Micro Visions as described in item 2 above, CNI as described in item 3 above, and Async as described in item 4 above as if the transactions had occurred January 1, 1999, and January 1, 1998, respectively. The following adjustments are reflected:

     5.1 Purchased goodwill is amortized on a straight line basis over a period of 5 years, as follows:



                                           AMORTIZATION FOR THE NINE MONTH    AMORTIZATION FOR THE YEAR ENDED
                                           PERIOD ENDED SEPTEMBER 30, 1999           DECEMBER 31, 1999
ACQUISITION                                           $(000'S)                           $(000'S)
-----------                                -------------------------------    -------------------------------
Micro Visions                                           7,803                             10,404
CNI                                                     1,951                              2,601
Async                                                   2,508                              3,344
                                                       ------                             ------
Total                                                  12,262                             16,349
                                                       ======                             ======

6. During October and November, 1999, the Company sold for $50,000,000 9,090,909 common shares and 2,372,728 common share purchase warrants less $4,000,000 in issue costs. The warrants are exercisable for up to five years at an exercise price of $8.50 per share.

     The Company also issued 909,091 common share purchase warrants to the placement agent. The warrants are exercisable for up to five years at an exercise price of $8.50 per share.

     The pro forma consolidated balance sheet at September 30, 1999 gives effect to the following assumptions and transactions in relation to the private placement, as if the effective date of the agreement and transaction occurred September 30, 1999:

     6.1 Issuance of 9,090,909 common shares at $5.50 per share for a total of $50,000,000. These pro forma consolidated financial statements assume all cash has been received as at September 30, 1999.

     6.2 Issue cost of $4,000,000 recorded as a reduction of capital in excess of par.

                                FUTURELINK CORP.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (all amounts in United States dollars unless otherwise stated)

September 30, 1999

7. During October, 1999, $15,000,000 of 8% senior subordinated convertible promissory notes were converted into 2,727,273 common shares. An additional 711,811 common share purchase warrants were also issued. The warrants are exercisable for up to five years at an exercise price of $8.50 per common share.

     The pro forma balance sheet at September 30, 1999 gives effect to the following assumption in relation to the notes, as if the effective date of the transaction occurred on September 30, 1999:

     7.1 Issuance of 2,727,273 common shares and 711,811 common share purchase warrants.

           The pro forma consolidated income statement for the nine months ended September 30, 1999 gives effect to the following assumptions and transactions in relation to the conversion of notes, as if the effective date of the transaction occurred July 27, 1999, the date the notes and related warrants were issued:

     7.2 Interest expense of $237,000 relating to $15,000,000 of converted debt would not have been incurred.

8. Subsequent to September 30, 1999, 5,988,824 common shares were issued in relation to the conversion of $5,090,500 of 8% senior subordinated convertible promissory notes. In addition, 3,696,500 warrants exercisable for no additional consideration where exercised for 3,517,933 common shares. These warrants were issued in connection with the original issuance of the promissory notes.

     The pro forma balance sheet at September 30, 1999 gives effect to the following transactions in relation to the notes, as if the effective date of the transaction occurred on September 30, 1999:

     8.1   Issuance of 5,988,824 common shares.

     8.2 Issuance of 3,517,933 common shares. The amount recorded to par value and capital in excess of par in total represents the related amount originally booked to contributed surplus as the value of the warrants.

           The pro forma consolidated income statement for the nine months ended September 30, 1999 gives effect to the following assumptions and transactions in relation to the conversion of notes, as if the effective date of the transaction occurred May 7, 1999, the date the notes were issued:

     8.3 Interest expense of $163,000 relating to $5,090,500 of converted debt would not have been incurred.

     8.4 Amortization of deferred finance fees and debt discount in the amount of $1,993,000 relating to $5,090,500 of converted debt would not have been incurred.

9. Subsequent to September 30, 1999, 3,799,974 shares were issued on a non cash basis relating to the exercise of 4,000,001 warrants. These warrants included 2,000,000 previously issued as a placement fee in relation to the issuance of 8% senior subordinated convertible promissory notes, as well as 2,000,001 previously issued for advisory services.

                                FUTURELINK CORP.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (all amounts in United States dollars unless otherwise stated)

September 30, 1999

     The pro forma balance sheet at September 30, 1999 gives effect to the following transaction in relation to the warrants, as if the effective date of the transaction occurred on September 30, 1999:

     9.1 Issuance of 3,799,974 common shares. The amount recorded to par value and capital in excess of par in total represents the related amount originally booked to contributed surplus as the value of the warrants.

10. The weighted average number of shares outstanding and the loss per share give retroactive effect to the share consolidation of 5 to 1 on June 1, 1999.

     The weighted average number of shares outstanding has been adjusted to give effect to the shares issued upon acquisition of Micro Visions, CNI and Async as though they had been outstanding as at the beginning of the period, as well as the shares issued upon issuance of the private placement, conversion of debt and exercise of warrants as though they had been outstanding as at the beginning of the period or the date of issuance if later. The weighted average number of shares outstanding includes only the contingent share consideration for which the performance criteria has been met (see 2.3). The weighted average number of shares outstanding has been calculated as follows:

                                                            NUMBER OF SHARES FOR    NUMBER OF SHARES
                                                             NINE MONTHS ENDED       FOR YEAR ENDED
ACQUISITION                                                  SEPTEMBER 30, 1999     DECEMBER 31, 1999
-----------                                                 --------------------    -----------------
FutureLink                                                        6,534,575             3,169,314
Micro Visions                                                     7,200,000             7,200,000
CNI                                                               1,181,816             1,181,816
Async                                                             1,298,705             1,298,705
$15,000,000 note conversion (see 7.1)                               649,351                   n/a
$5,090,500 note conversion (see 8.1)                              3,202,814                   n/a
Warrant exercise (see 8.2)                                        1,881,385                   n/a
Warrant exercise (see 9.1)                                        2,032,221                   n/a
                                                                 ----------            ----------
Total                                                            23,980,867            12,849,835
                                                                 ==========            ==========

     Diluted earnings per share does not differ from basic earnings per share.

                                        FUTURELINK CORP.
                                        UNAUDITED PROFORMA CONSOLIDATED
                                        FINANCIAL STATEMENTS

                                        SEPTEMBER 30, 1999 AND DECEMBER 31, 1998